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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Epoch Pharmaceuticals, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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                          EPOCH PHARMACEUTICALS, INC.

                         SUPPLEMENT TO PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 29, 1998

     This Supplement to the Proxy Statement ("Supplement") is being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Epoch Pharmaceuticals, Inc., a Delaware corporation ("Epoch" or the "Company"), to be held at the principal offices of the Company, 1725 220th Street, S.E., No. 104, Bothell, Washington 98021, at 12:00 P.M. Pacific Time, on Wednesday, April 29, 1998, and at any and all adjournments or postponements thereof.

     The information set forth herein amends and supplements the Proxy Statement dated April 14, 1998 (the "Proxy Statement") which has been previously mailed to all stockholders of record of the Company as of the close of business on March 20, 1998, the record date for the Annual Meeting. The information contained in this Supplement should be read carefully in conjunction with the Proxy Statement. Capitalized terms not defined herein have the meanings set forth in the Proxy Statement.

     GENERAL

     The Proxy Statement relates to the Annual Meeting held for the following purposes:

     1. To consider and vote upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of the Company's Common Stock from 30,000,000 to 50,000,000 (which amendment may be deemed to have anti-takeover effects) (Proposal 1);

     2. To consider and vote upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation to include a provision pursuant to which the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware (which amendment may be deemed to have anti-takeover effects) (Proposal 2);

     3. To elect four (4) directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and duly qualified (Proposal
3); and

     4. To transact such other business as may properly come before the Annual Meeting of Stockholders and adjournments or postponements thereof.

                         MODIFICATION OF PROPOSAL 1 --
                AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE
               OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK

     As more fully set forth in the Proxy Statement, the Board of Directors directed that there be submitted to the stockholders of the Company a proposed amendment to Article 4 of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 30,000,000 shares to 50,000,000 shares to enable the Company to have sufficient shares of Common Stock to be issued or reserved for issuance pursuant to the Rights Offering.

     The following paragraphs concerning a description of the Rights Offering will supersede in their entirety the last paragraph on page 2 of the Proxy Statement and all of the paragraphs on page 3 of the Proxy Statement except for the last two full paragraphs:

     "The Company will seek to raise between $4,000,000 and $5,000,000 pursuant to the Rights Offering by issuing to each holder of Common Stock of record as of the close of business on a date to be determined by the Board of Directors (the "Rights Offering Record Date") one non-transferable right (the "Right") for each share of Common Stock held on the Rights Offering Record Date, with each such Right entitling the holder to subscribe for and purchase a certain fraction of a share of Common Stock (the "Subscription Privilege") for a price per share calculated at a certain discount to be determined to the then current market price, which price will be the average closing bid price of the Common Stock over the 20 trading days ending on the Rights Offering Record Date (the "Subscription Price").

     Bay City Capital and Grace Brothers, Ltd., a principal stockholder of the Company ("Grace"), have agreed, subject to certain conditions, to purchase shares of Common Stock not purchased by holders of Common Stock (the "Excess Shares") pursuant to the Subscription Privilege granted to existing stockholders in the Rights Offering. Grace will have the right, but not the obligation, to purchase 50% of the Excess Shares. If Grace elects not to purchase such shares, Bay City Capital, pursuant to the Bridge Loan, has agreed to purchase all of the Excess Shares up to the amount of the principal outstanding under the Bridge Loan. In lieu of paying the Subscription Price in cash, Bay City Capital will cancel a like amount of indebtedness under the Bridge Loan. All other stockholders of the Company subscribing for shares of Common Stock in the Rights Offering will be required to make payment of the Subscription Price in cash.

     In consideration of Bay City Capital committing to make the Bridge Loan and agreeing to purchase any Excess Shares remaining after the exercise of the Subscription Privilege granted to existing stockholders pursuant to the Rights Offering, the Company issued to Bay City Capital a warrant to subscribe for and purchase, at an exercise price of $.90 per share, 2,000,000 shares of the Company's Common Stock.

     Stockholders of the Company will not separately vote on the Rights Offering; however, the Company's ability to consummate the Rights Offering is dependent upon the stockholders' approval of an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock. Pursuant to the Restated Certificate of Incorporation of the Company, stockholders of the Company have no preemptive rights with respect to the additional shares being authorized. The Restated Certificate of Incorporation does not require further approval by stockholders prior to the issuance of any additional shares of Common Stock or Preferred Stock."

     For additional copies of the Proxy Statement or assistance in returning proxies, stockholders of the Company may call the Secretary of Epoch, Sanford S. Zweifach, collect at (425) 485-8566. A stockholder who has given a proxy may revoke it at any time prior to exercise. Stockholders of the Company may submit or revoke proxies by telecopier at (425) 485-4421.

     This Supplement is being mailed on or about April 23, 1998 to all stockholders entitled to vote at the meeting.


                                     PROXY

                          EPOCH PHARMACEUTICALS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       ANNUAL MEETING OF THE STOCKHOLDERS
                                 APRIL 29, 1998

   The undersigned hereby nominates, constitutes and appoints Fred Craves Ph.D.
and Sanford S. Zweifach, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of EPOCH PHARMACEUTICALS, INC. which the undersigned is entitled to represent and vote at the 1998 Annual Meeting of Stockholders of the Company to be held at the principal offices of the Company, 1725 220th Street, S.E., No. 104, Bothell,
Washington 98021, on April 29, 1998, at 12:00 P.M., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

    THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1

   1. Amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

   2. Amendment to the Company's Restated Certificate of Incorporation to elect to be governed by Section 203 of the DGCL.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

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3. ELECTION OF DIRECTORS                                       FOR                                  WITHHOLD AUTHORITY
  Nominees:                                  all nominees listed (except as marked to        to vote for all nominees listed
  Fred Craves, Ph.D  Kenneth L. Melmon,                the contrary below)                                 [ ]
  M.D.                                                         [ ]
  Sanford S. Zweifach      Richard L.
Dunning

   (INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

   4. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

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   IMPORTANT -- PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY. THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELECT TO BE GOVERNED BY SECTION 203 OF THE DGCL, AND "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THIS PROXY.
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                                             Date:

                                                  (Signature of stockholder)

                                                  Please sign your name exactly
                                                  as it appears hereon.
                                                  Executors, administrators,
                                                  guardians, officers of
                                                  corporations and others
                                                  signing in a fiduciary
                                                  capacity should state their
                                                  full titles as such.

                                                  WHETHER OR NOT YOU PLAN TO
                                                  ATTEND THE MEETING, YOU ARE
                                                  URGED TO SIGN AND RETURN THIS
                                                  PROXY, WHICH MAY BE REVOKED AT
                                                  ANY TIME PRIOR TO ITS USE.